HIMCO VIT American Funds Growth Fund

Supplement to Summary Prospectus dated April 30, 2016

February 3, 2017

Effective February 1, 2017, the information under the heading "Portfolio Manager for the Master Fund" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Michael T. Kerr	Partner – Capital World Investors	11 years
Ronald B. Morrow	Partner – Capital World Investors	14 years
Andraz Razen	Partner – Capital World Investors	4 years
Martin Romo	Partner – Capital World Investors	1 year
Alan J. Wilson	Partner – Capital World Investors	3 years

Keep this supplement with your summary prospectus